UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

THE ZWEIG TOTAL RETURN FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT REMINDER

The Zweig Total Return Fund, Inc.

April 27, 2010

Dear Valued Shareholder:

We need your help. The annual meeting of shareholders of The Zweig Total Return Fund, Inc. is scheduled for Tuesday, May 11th and as of the date of this letter our records indicate that we have not yet received your important proxy vote.

It is critical that your proxy vote is received before May 11th. Failure to secure sufficient votes for the items on the agenda will result in additional costly solicitation efforts and could delay the important business of the fund. The Board of Directors has unanimously recommended a “FOR” vote on all proposals. Please help us by casting your vote today.

Proxy materials were originally mailed to you on or about April 7th. Enclosed you will find another copy of your proxy ballot(s) which list the matters to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. If you have not yet cast your vote, please do so today. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement, have any proxy-related questions, or if you would like to vote your proxy by phone, please call 1-877-297-1739 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

George R. Aylward

Chairman of the Board and President of The Zweig Total Return Fund, Inc.

Please take a moment now to cast your vote using one of the voting options listed below.

1.      Vote by Phone with a Live Representative Today! You may cast your vote by calling our toll-free proxy hotline at 1-877-297-1739. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

THANK YOU FOR VOTING TODAY!

The Zweig Total Return Fund, Inc. • 900 Third Avenue • New York, NY 10022

IMPORTANT REMINDER

The Zweig Total Return Fund, Inc.

April 27, 2010

Dear Valued Shareholder:

We need your help. The annual meeting of shareholders of The Zweig Total Return Fund, Inc. is scheduled for Tuesday, May 11th and as of the date of this letter our records indicate that we have not yet received your important proxy vote.

It is critical that your proxy vote is received before May 11th. Failure to secure sufficient votes for the items on the agenda will result in additional costly solicitation efforts and could delay the important business of the fund. The Board of Directors has unanimously recommended a “FOR” vote on all proposals. Please help us by casting your vote today.

Proxy materials were originally mailed to you on or about April 7th. Enclosed you will find another copy of your proxy ballot(s) which list the matters to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. If you have not yet cast your vote, please do so today. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement or have any proxy-related questions, please call 1-877-297-1739 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

George R. Aylward

Chairman of the Board and President of The Zweig Total Return Fund, Inc.

Please take a moment now to cast your vote using one of the voting options listed below.

1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

2. Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

THANK YOU FOR VOTING TODAY!

The Zweig Total Return Fund, Inc. • 900 Third Avenue • New York, NY 10022

IMPORTANT REMINDER

The Zweig Total Return Fund, Inc.

April 27, 2010

Dear Valued Shareholder:

We need your help. The annual meeting of shareholders of The Zweig Total Return Fund, Inc. is scheduled for Tuesday, May 11th and as of the date of this letter our records indicate that we have not yet received your important proxy vote.

It is critical that your proxy vote is received before May 11th. Failure to secure sufficient votes for the items on the agenda will result in additional costly solicitation efforts and could delay the important business of the fund. The Board of Directors has unanimously recommended a “FOR” vote on all proposals. Please help us by casting your vote today.

Proxy materials were originally mailed to you on or about April 7th. Enclosed you will find another copy of your proxy ballot(s) which list the matters to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. If you have not yet cast your vote, please do so today. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement, have any proxy-related questions, or if you would like to vote your proxy by phone, please call 1-877-297-1739 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

George R. Aylward

Chairman of the Board and President of The Zweig Total Return Fund, Inc.

Please take a moment now to cast your vote using one of the voting options listed below.

1.      Vote by Phone with a Live Representative Today! You may cast your vote by calling our toll-free proxy hotline at 1-877-297-1739. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

2. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3. Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

4. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

THANK YOU FOR VOTING TODAY!

The Zweig Total Return Fund, Inc. • 900 Third Avenue • New York, NY 10022